Exhibit 10.1

Second Amendment of Lease

TEL Instrument Electronics Corp. d/b/a TEL

April 12, 2021

Lease:	LINDSEY BRANCA and the NICHOLAS BRANCA TRUST (“Landlord”)
(assignees of the Richard Branca Intentionally Defective Grantor Trust
and Richard Branca)
- and -
TEL INSTRUMENT ELECTRONICS CORP. d/b/a TEL (“Tenant”)
Dated April 1, 2011 and first amended June 14, 2016.

Building:	One Branca Road
East Rutherford, New Jersey

SECOND AMENDMENT OF LEASE

WHEREAS, Richard Branca and the Tenant entered into that certain Lease Agreement, dated April 1, 2011 (the “Lease”), for a portion of One Branca Road, East Rutherford, New Jersey (“Leased Premises”); and

WHEREAS, Lindsey Branca and the Nicholas Branca Trust (hereinafter collectively “Landlord”) are the successors in interest to the Richard Branca Intentionally Defective Grantor Trust and Richard Branca; and

WHEREAS, Landlord and Tenant desire to modify the Lease to provide, among other things, for an extension of the Lease Term;

NOW, THEREFORE, Landlord and Tenant agree as follows:

1.	DEFINED TERMS: Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Lease.

2.	EXTENDED LEASE TERM & BASE RENT: The Lease Term shall be extended and the Base Rent modified as follows:

TERM	ANNUAL	MONTHLY

9/1/2021 - 8/31/2025	$254,840.04	$21,236 .67

911/2025 - 8/31/2029	$276,999.96	$23,083.33

3.

PARKING: Effective September 1, 2021, Tenant's parking shall consist of 43 unassigned car parking spaces and the License Agreement dated April 1, 2011 between Tenant and 405 MHP Partnership shall be deemed null and void.

Second Amendment of Lease

TEL Instrument Electronics Corp. d/b/a TEL

4.	NO BROKER: Tenant represents and warrants to Landlord that no real estate broker represented Tenant in regard to this Second Amendment of Lease.

5.	MODIFICATION: Except as herein modified, all the terms and conditions of the Lease shall remain unchanged.

IN WITNESS WHEREOF, on the day and year first above written, Landlord and Tenant agree to this Amendment of Lease.

LANDLORD:

LINDSEY BRANCA

/s/ L Branca

Lindsey Branca

NICHOLAS BRANCA TRUST

/s/ Richard Branca

Richard Branca, Attorney in Fact

for Bernard Branca, Trustee

LICENSOR :

405 MHP PARTNERSHIP

/s/ Richard Branca

Richard Branca, Partner

{Only in reference to Section 3 above and

said License Agreement.}

TENANT & LICENSEE:

TEL INSTRUMENT ELECTRONICS CORP.

d/b/a    TEL

/s/ Jeffrey O'Hara

Name: Jeffrey O'Hara

Title: President & CEO

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